CRABBE HUSON SMALL CAP FUND
                           THE CRABBE HUSON SPECIAL FUND
                            CRABBE HUSON EQUITY FUND
                    CRABBE HUSON MANAGED INCOME & EQUITY FUND
                       CRABBE HUSON CONTRARIAN INCOME FUND

                             Class A, B and C Shares

                          CRABBE HUSON SMALL CAP FUND
                            CRABBE HUSON EQUITY FUND
                     CRABBE HUSON MANAGED INCOME & EQUITY FUND
                        CRABBE HUSON CONTRARIAN INCOME FUND

                                 Class I Shares

                       CRABBE HUSON CONTRARIAN INCOME FUND

                                 Class Z Shares

                 Supplement to Prospectuses dated March 1, 2000

The captions "Investment Advisor" and "Portfolio Managers" are revised in their entirety as follows:

Investment Advisor

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Crabbe Huson Group,  Inc. (Crabbe Huson),  located at 121 S. W. Morrison,  Suite
1400, Portland, OR 97204, is the Funds' investment advisor. In its duties as investment advisor, Crabbe Huson runs the Funds' day-to-day business, including placing all orders for the purchase and sale of each Fund's portfolio securities. Crabbe Huson has been an investment advisor since 1980. As of December 31, 1999, Crabbe Huson managed over $1.8 billion in assets.

For the 1999 fiscal year, aggregate advisory fees paid to Crabbe Huson by the Crabbe Huson Small Cap Fund, The Crabbe Huson Special Fund, Crabbe Huson Equity Fund, Crabbe Huson Managed Income & Equity Fund and Crabbe Huson Contrarian Income Fund amounted to 0.66%, 0.30%, 0.77%, 0.68% and 0.00% of average daily net assets of each Fund, respectively.

Portfolio Managers

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Management of the Small Cap and Special Fund portfolios is handled on a day-to-
day basis by a team consisting of James E. Crabbe, President and John W.
Johnson CFA. Mr. Crabbe is coordinator of the team. Mr. Crabbe has served in various management positions with Crabbe Huson since 1980 and has managed the predecessor to the Special Fund since January 1, 1990. Prior to joining Crabbe Huson, Mr. Johnson was a private investment banker from November, 1991 to May, 1995.

Management of the Equity and Managed Income & Equity portfolios is handled on a day-to-day basis by a team consisting of John E. Maack, Jr. CFA, Robert E. Anton, Garth R. Nisbet CFA, Paul C. Rocheleau and Jeffrey D. Huffman CFA. Mr. Maack is the coordinator of the team. Mr. Maack was employed as a portfolio and securities analyst by Crabbe Huson from 1988 to July, 1999. After being on sabbatical, he returned to employment with Crabbe Huson in December, 1999 as director of equities, portfolio manager and analyst. Mr. Anton joined Crabbe Huson in June, 1995. Prior to joining Crabbe Huson, Mr. Anton served for 17 years as chief investment officer and as a portfolio manager at Financial Aims Corporation. Mr. Nisbet, chief investment officer, joined Crabbe Huson in April, 1995. Mr. Rocheleau joined Crabbe Huson in December, 1992. Mr. Huffman joined Crabbe Huson in April, 2000. From January, 1995 to March, 2000, Mr. Huffman was a vice president and senior portfolio manager of WM Advisors, Inc.

Management of the Income portfolio is handled on a day-to-day basis by a team consisting of Messrs. Nisbet and Rocheleau.

CHF-01/578A-0400                                                  May 5, 2000